                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   June 4, 2013

2.      SPE I PARTNERS, LP

Item                                Information

Name:                               SPE I Partners, LP

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   June 4, 2013

3.      SPE MASTER I, LP

Item                                Information

Name:                               SPE Master I, LP

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   June 4, 2013

4.      RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   June 4, 2013

5.      ESL INSTITUTIONAL PARTNERS, L.P.

Item                                Information

Name:                               ESL Institutional Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Investment Management, L.L.C.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    Manager

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   June 4, 2013

6.      RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                Information

Name:                               RBS Investment Management, L.L.C.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     ESL Investments, Inc.
                                    Its:    Manager

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   June 4, 2013

7.      CRK PARTNERS, L.L.C.

Item                                Information

Name:                               CRK Partners, L.L.C.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     ESL Investments, Inc.
                                    Its:    Sole Member

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   June 4, 2013

8.      ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   May 31, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   June 4, 2013